SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated September 15, 2008
to Statement of Additional Information Dated August 18, 2008

The following information supplements and amends the Statement of Additional Information (the "SAI") regarding SBL Fund (the "Series"):

The section entitled "Shares of Other Investment Companies" on page 17 of the SAI is deleted in its entirety and replaced with the following:

Each of the Series may invest in other investment companies or other investment vehicles, which may include, without limitation, index-based investments such as SPDRs (based on the S&P 500), MidCap SPDRs (based on the S&P MidCap 400 Index), Select Sector SPDRs (based on sectors or industries of the S&P 500 Index), Nasdaq-100 Index Tracking Stocks (based on the Nasdaq-100 Index) and DIAMONDS (based on the Dow Jones Industrial Average). The Series may also invest in investment vehicles that are not subject to regulation as registered investment companies.

The main risk of investing in index-based investment companies is the same as investing in a portfolio of securities compromising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded. Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

To the extent a Series invests in investment companies, or other investment vehicles, it will incur its pro rata share of the underlying investment companies' expenses (including, for example, investment advisory and other management fees). In addition, a Series will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally. A Series' investment in the securities of other investment companies or investment vehicles will be limited so that, as determined immediately after an investment is made, not more than 3% of the total outstanding voting stock of any one investment company or investment vehicle will be owned by the Series and its affiliates.

Series N may invest up to 25% of its assets in shares of the T. Rowe Price Reserve Investment Funds. The T. Rowe Price Reserve Investment Funds are managed money market funds that are not available to the public. The T. Rowe Price Reserve Investment Funds do not charge investment management fees, although they do incur other operating expenses.

The section entitled "Operating Policies," with specific reference to policy number five, on page 46 of the SAI is deleted in its entirety and replaced with the following:

  Investment Companies Except in connection with a merger, consolidation, acquisition, or reorganization, the Series may not invest in securities of other investment companies, except in compliance with the 1940 Act, and the rules thereunder, or the condition of an exemptive order from the Securities and Exchange Commission regarding the purchase of securities of money market funds managed by a Sub-Adviser.

Please Retain This Supplement for Future Reference